UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)    November 28, 2006
                                                        --------------------

                       DaimlerChrysler Master Owner Trust
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           (Exact name of issuing entity as specified in its charter)

                   DaimlerChrysler Wholesale Receivables LLC
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             (Exact name of depositor as specified in its charter)

                DaimlerChrysler Financial Services Americas LLC
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              (Exact name of sponsor as specified in its charter)

      State of Delaware           333-120110-01                  26-6015118
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(State or other jurisdiction       (Commission                (IRS employer
    of incorporation of          file number of          identification no. of
      issuing entity)            issuing entity)              issuing entity)

               c/o Deutsche Bank Trust Company Delaware
          1011 Centre Road, Suite 200, Wilmington, Delaware            19805
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    (Address of principal executive offices of issuing entity)       (Zip code)

    Issuing entity's telephone number, including area code   (302) 636-3305
                                                            ----------------

                    c/o Chase Bank USA, National Association
              500 Stanton Christiana Road, Newark, Delaware 19713
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        (Former address of issuing entity, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01.  Other Events.

     On November 28, 2006, DaimlerChrysler Master Owner Trust issued $1,000,000,000 initial aggregate principal amount of its Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2006-A (the "Series 2006-A Notes"). In connection with this issuance, Sidley Austin LLP delivered its legality opinion with respect to the Series 2006-A Notes and its tax opinion with respect to the Series 2006-A Notes.



                 Section 9 - Financial Statements and Exhibits

Item 9.01(d).  Exhibits.

     The following are filed as Exhibits to this Current Report on Form 8-K:

     Exhibit 5.1 Legality Opinion of Sidley Austin LLP with respect to the Series 2006-A Notes.

     Exhibit 8.1 Tax Opinion of Sidley Austin LLP with respect to the Series 2006-A Notes.

     Exhibit 23.1     Consent of Sidley Austin LLP (included in Exhibits
                      5.1 and 8.1).



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DAIMLERCHRYSLER WHOLESALE RECEIVABLES
                                      LLC, as depositor of DaimlerChrysler
                                      Master Owner Trust


                                      By:      /s/ B. C. Babbish
                                               --------------------------------
                                               B. C. Babbish
                                               Assistant Secretary



Date:  November 28, 2006


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



                                 EXHIBIT INDEX


Exhibit No.            Description of Exhibit
-----------            ----------------------

   5.1 Legality Opinion of Sidley Austin LLP with respect to the Series 2006-A Notes.

   8.1 Tax Opinion of Sidley Austin LLP with respect to the Series 2006-A Notes.

   23.1                Consent of Sidley Austin LLP (included in
                       Exhibits 5.1 and 8.1).


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